UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 17, 2005
                                                           ------------



                                  Nephros, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 001-32288
                                                ---------

           Delaware                                            13-3971809
           --------                                            ----------
 (State or other Jurisdiction of                             (I.R.S. Employer
         Incorporation)                                     Identification No.)

                     3960 Broadway, New York, New York 10032
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 781-5113
              (Registrant's telephone number, including area code)
              ----------------------------------------------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Nephros, Inc. is providing shareholders with the attached "2004 Annual Report," furnished as an exhibit hereto and incorporated by reference herein, in conjunction with the mailing, commencing today, of its Notice of Annual Meeting and Proxy Statement and its Annual Report on Form 10-KSB. The 2004 Annual Report is attached hereto as Exhibit 13.1. The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

The furnishing of the 2004 Annual Report should not be deemed an admission that such furnishing is required by Regulation FD or that the 2004 Annual Report includes material investor information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.


Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      13.1  Nephros, Inc. 2004 Annual Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 17, 2005



                                    NEPHROS, INC.

                                    By: /s/ Marc L. Panoff
                                       -----------------------------------
                                       Marc L. Panoff
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)